Reconciliation of Numerator and Denominator of Basic Earnings per Share ("EPS") with that of Diluted EPS (Detail) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Numerator:
Net income attributable to Textainer Group Holdings Limited common shareholders	$ 182,809	$ 206,950	$ 189,606
Denominator:
Weighted average common shares outstanding-basic	56,317	51,277	48,859
Dilutive share options and restricted share units	545	954	980
Weighted average common shares outstanding-diluted	56,862	52,231	49,839
Net income attributable to Textainer Group Holdings Limited common shareholders per common share
Basic	$ 3.25	$ 4.04	$ 3.88
Diluted	$ 3.21	$ 3.96	$ 3.80